Sub-Item 77M:  Mergers

1.	Federated
Treasury
Obligations Fund

Pursuant to the
Securities Act of 1933,
as amended, and the
General Rules and
Regulations thereunder,
a Registration
Statement on Form N-
14, SEC File No. 333-
206777, was filed on
September 4, 2015 and
amended on September
28, 2015.  This filing
relates to an Agreement
and Plan of
Reorganization
whereby Federated
Treasury Obligations
Fund (Surviving Fund),
a portfolio of Money
Market Obligations
Trust, acquired all of
the assets of
Huntington U.S.
Treasury Money
Market Fund (Acquired
Fund), a portfolio of
The Huntington Funds,
in exchange for shares
of the Surviving Fund.
Shares of the Surviving
Fund were distributed
on a pro rata basis to
the shareholders of the
Acquired Fund in
complete liquidation
and termination of the
Acquired Fund.  As a
result, effective
December 4, 2015,
each shareholder of the
Acquired Fund?s Class
A Shares became the
owner of the Surviving
Fund?s Service Shares,
and each shareholder of
the Acquired Fund?s
Institutional Shares
became the owner of
the Surviving Fund?s
Institutional Shares,
having a total net asset
value equal to the total
net asset value of his or
her holdings in the
Acquired Fund.

The Agreement and
Plan of Reorganization
providing for the
transfer of the assets of
the Acquired Fund to
the Surviving Fund was
approved by the Board
of Trustees at their
Regular Meeting on
August 14, 2015 and
was also approved by
Acquired Fund
shareholders at a
Special Meeting held
on December 2, 2015.

The Agreement and
Plan of Reorganization
for this merger is
hereby incorporated by
reference from the
definitive
Prospectus/Proxy
Statement filed with the
SEC on October 9,
2015.

2.	Federated
Government
Reserves Fund

Pursuant to the
Securities Act of 1933,
as amended, and the
General Rules and
Regulations thereunder,
a Registration
Statement on Form N-
14, SEC File No. File
No. 333-207029, was
filed on September 18,
2015 and amended on
September 28, 2015.
This filing relates to an
Agreement and Plan of
Reorganization
whereby Federated
Government Reserves
Fund (Surviving Fund),
a portfolio of Money
Market Obligations
Trust, acquired all of
the assets of Federated
Liberty U.S.
Government Money
Market Fund (Acquired
Fund), a portfolio of
Money Market
Obligations Trust, in
exchange for shares of
the Surviving Fund.
Shares of the Surviving
Fund were distributed
on a pro rata basis to
the shareholders of the
Acquired Fund in
complete liquidation
and termination of the
Acquired Fund.  As a
result, effective
December 18, 2015,
each shareholder of the
Acquired Fund became
the owner of Surviving
Fund shares having a
total net asset value
equal to the total net
asset value of his or her
holdings in the
Acquired Fund.

The Agreement and
Plan of Reorganization
providing for the
transfer of the assets of
the Acquired Fund to
the Surviving Fund was
approved by the Board
of Trustees at their
Regular Meeting on
May 14, 2015 and was
also approved by
Acquired Fund
shareholders at a
Special Meeting held
on December 8, 2015.

The Agreement and
Plan of Reorganization
for this merger is
hereby incorporated by
reference from the
definitive
Prospectus/Proxy
Statement filed with the
SEC on October 26,
2015.

3.	Federated
Government
Obligations Tax-
Managed Fund

Pursuant to the
Securities Act of 1933,
as amended, and the
General Rules and
Regulations thereunder,
a Registration
Statement on Form N-
14, SEC File No. File
No. 333-207032, was
filed on September 18,
2015 and amended on
September 28, 2015.
This filing relates to an
Agreement and Plan of
Reorganization
whereby Federated
Government
Obligations Tax-
Managed Fund
(Surviving Fund), a
portfolio of Money
Market Obligations
Trust, acquired all of
the assets of Federated
Automated
Government Cash
Reserves Fund
(Acquired Fund), a
portfolio of Money
Market Obligations
Trust, in exchange for
shares of the Surviving
Fund. Shares of the
Surviving Fund were
distributed on a pro rata
basis to the
shareholders of the
Acquired Fund in
complete liquidation
and termination of the
Acquired Fund.  As a
result, effective
December 18, 2015,
each shareholder of the
Acquired Fund became
the owner of Surviving
Fund shares having a
total net asset value
equal to the total net
asset value of his or her
holdings in the
Acquired Fund.

The Agreement and
Plan of Reorganization
providing for the
transfer of the assets of
the Acquired Fund to
the Surviving Fund was
approved by the Board
of Trustees at their
Regular Meeting on
May 14, 2015 and was
also approved by
Acquired Fund
shareholders at a
Special Meeting held
on December 8, 2015.

The Agreement and
Plan of Reorganization
for this merger is
hereby incorporated by
reference from the
definitive
Prospectus/Proxy
Statement filed with the
SEC on October 26,
2015.


4.	Federated Prime
Cash Obligations
Fund

Pursuant to the
Securities Act of 1933,
as amended, and the
General Rules and
Regulations thereunder,
a Registration
Statement on Form N-
14, SEC File No. File
No. 333-207158, was
filed on September 28,
2015. This filing relates
to two Agreements and
Plans of
Reorganization
whereby Federated
Prime Cash Obligations
Fund (Surviving Fund),
a portfolio of Money
Market Obligations
Trust, acquired all of
the assets of Federated
Automated Cash
Management Trust, a
portfolio of Money
Market Obligations
Trust, and Federated
Prime Cash Series, a
portfolio of Cash Trust
Series, Inc., (Acquired
Funds) in exchange for
shares of the Surviving
Fund. Each shareholder
of Federated
Automated Cash
Management Trust's
Class R Shares, Service
Shares and Cash II
Shares became the
shareholder of
Federated Prime Cash
Obligations Fund's
Class R Shares,
Automated Shares and
Trust Shares,
respectively and each
shareholder of
Federated Prime Cash
Series became the
shareholder of
Federated Prime Cash
Obligations Fund?s
Cash II Shares. Shares
of the Surviving Fund
were distributed on a
pro rata basis to the
shareholders of the
Acquired Funds in
complete liquidation
and termination of the
Acquired Funds.  As a
result, effective
December 11, 2015,
each shareholder of the
Acquired Funds
became the owner of
Surviving Fund shares
having a total net asset
value equal to the total
net asset value of his or
her holdings in the
Acquired Funds.

Each Agreement and
Plan of Reorganization
providing for the
transfer of the assets of
an Acquired Fund to
the Surviving Fund was
approved by the Board
of Trustees at their
Regular Meeting on
May 14, 2015.

Each Agreement and
Plan of Reorganization
for this merger is
hereby incorporated by
reference from the
definitive
Prospectus/Information
Statement filed with the
SEC on November 2,
2015.


5.	Federated
Government
Obligations Fund

Pursuant to the
Securities Act of 1933,
as amended, and the
General Rules and
Regulations thereunder,
a Registration
Statement on Form N-
14, SEC File No. File
No. 333-207159, was
filed on September 28,
2015. This filing relates
to an Agreement and
Plan of Reorganization
whereby Federated
Government
Obligations Fund
(Surviving Fund), a
portfolio of Money
Market Obligations
Trust, acquired all of
the assets of Federated
Government Cash
Series, a portfolio of
Cash Trust Series, Inc.,
(Acquired Fund) in
exchange for shares of
the Surviving Fund.
Shares of the Surviving
Fund were distributed
on a pro rata basis to
the shareholders of the
Acquired Fund in
complete liquidation
and termination of the
Acquired Fund.  As a
result, effective
December 11, 2015,
each shareholder of the
Acquired Fund became
the owner of Surviving
Fund shares having a
total net asset value
equal to the total net
asset value of his or her
holdings in the
Acquired Fund.

The Agreement and
Plan of Reorganization
providing for the
transfer of the assets of
the Acquired Fund to
the Surviving Fund was
approved by the Board
of Trustees at their
Regular Meeting on
May 14, 2015.

The Agreement and
Plan of Reorganization
for this merger is
hereby incorporated by
reference from the
definitive
Prospectus/Information
Statement filed with the
SEC on November 2,
2015.


6.	Federated Trust
for U.S.
Treasury
Obligations Fund

Pursuant to the
Securities Act of 1933,
as amended, and the
General Rules and
Regulations thereunder,
a Registration
Statement on Form N-
14, SEC File No. File
No. 333-207160, was
filed on September 28,
2015. This filing relates
to an Agreement and
Plan of Reorganization
whereby Federated
Trust for U.S. Treasury
Obligations Fund
(Surviving Fund), a
portfolio of Money
Market Obligations
Trust, acquired all of
the assets of Federated
Treasury Cash Series, a
portfolio of Cash Trust
Series, Inc., (Acquired
Fund) in exchange for
shares of the Surviving
Fund. Shares of the
Surviving Fund were
distributed on a pro rata
basis to the
shareholders of the
Acquired Fund in
complete liquidation
and termination of the
Acquired Fund.  As a
result, effective
December 11, 2015,
each shareholder of the
Acquired Fund became
the owner of Surviving
Fund shares having a
total net asset value
equal to the total net
asset value of his or her
holdings in the
Acquired Fund.

The Agreement and
Plan of Reorganization
providing for the
transfer of the assets of
the Acquired Fund to
the Surviving Fund was
approved by the Board
of Trustees at their
Regular Meeting on
May 14, 2015.

The Agreement and
Plan of Reorganization
for this merger is
hereby incorporated by
reference from the
definitive
Prospectus/Information
Statement filed with the
SEC on November 2,
2015.


7.	Federated
Municipal
Obligations Fund

Pursuant to the
Securities Act of 1933,
as amended, and the
General Rules and
Regulations thereunder,
a Registration
Statement on Form N-
14, SEC File No. File
No. 333-207161, was
filed on September 28,
2015. This filing relates
to an Agreement and
Plan of Reorganization
whereby Federated
Municipal Obligations
Fund (Surviving Fund),
a portfolio of Money
Market Obligations
Trust, acquired all of
the assets of Federated
Municipal Cash Series,
a portfolio of Cash
Trust Series, Inc.,
(Acquired Fund) in
exchange for shares of
the Surviving Fund.
Shares of the Surviving
Fund were distributed
on a pro rata basis to
the shareholders of the
Acquired Fund in
complete liquidation
and termination of the
Acquired Fund.  As a
result, effective
December 11, 2015,
each shareholder of the
Acquired Fund became
the owner of Surviving
Fund shares having a
total net asset value
equal to the total net
asset value of his or her
holdings in the
Acquired Fund.

The Agreement and
Plan of Reorganization
providing for the
transfer of the assets of
the Acquired Fund to
the Surviving Fund was
approved by the Board
of Trustees at their
Regular Meeting on
May 14, 2015.

The Agreement and
Plan of Reorganization
for this merger is
hereby incorporated by
reference from the
definitive
Prospectus/Information
Statement filed with the
SEC on November 2,
2015.